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ACL VARIABLE ANNUITY ACCOUNT 1
Registration Number 333-00041/811-07475

                       EXHIBIT INDEX

Exhibit 9:     Opinion of counsel.

Exhibit 10:    Consent of Independent Auditors.

Exhibit 14.1:  Financial Data Schedule.